Exhibit 32.2

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

In connection with the Quarterly Report of AmeriChip International, Inc.(the "Company") on Form 10-QSB for the period ended February 28, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas P Schwanitz, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 23, 2007
/s/ Thomas P Schwanitz _____________
Thomas P Schwanitz
Principal Financial and Accounting Officer